SAN DIEGO MESA COLLEGE
                      USE OF FACILITIES AGREEMENT
    Between San Diego Community College District and San Diego Flash
                         (Professional Soccer)

This supplemental agreement outlines the basic terms and conditions related to the use of San Diego Mesa College (Mesa) facilities by San Diego Flash Professional Soccer (Flash). Nothing contained herein shall restrict the terms and conditions set forth in the "Application For Use Of College District Property" and "Permit For Use Of College District Property."


1. Per Game Rental Charge - The basic rent will be set at a reduced rate of $1450 per game, payable one (1) week prior to each game. This basic rate has been reduced, for the first soccer season, to help cover the cost o removing the existing goal posts and replacing them with new padded removable field goal posts. Two (2) checks will be issued, $1200 to "San Diego Mesa College" and $250 to "Mesa College Athletics." The rental fee will insure: stadium use, lights, lining of field, clean up of field and parking lots, clean up of restrooms, College Police presence, Mesa staff being available for any lighting or facility problems, and rights to concession sales.


2. New Removable Goal Posts - The Flash will remove the existing goal posts and replace them with padded removable goal posts. The Flash will submit the specifications and installation procedures for the new goal posts to Mesa for approval, prior to the removal of the current goal posts.


3. Annual Field Preparation - For the first soccer season, the Flash will pay a reduced share of $3000 towards field renovation and preparation expenses. This reduced rate is to offset the cost of removing the existing track runway and replacing with grass. The field preparation will include items such as fertilizer, sand, seed, irrigation, and aerification. This $3000 is payable by December 15, 1998.

4. Discount Tickets To Mesa College Faculty, Staff and Students The Flash will offer a 50% discount to faculty, staff, and students at Mesa College (full or part-time). The Flash will receive coverage and advertising in the "Mesa College Press" in exchange.




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5.    Services  Provided  By  Mesa  College  - Mesa  College  will  provide  the following services at no cost to the Flash: o Cut and clean shrubbery on west side of stadium.
      -       Remove all track equipment.
      - Provide paint for repainting of ticket booth and other buildings as needed.


6. Services Provided By The Flash - The Flash will be responsible for the following services: o Provide storage bin for Flash equipment if needed. o Install and remove signage for each game. o Provide storage bin for Mesa College equipment if needed.


7.   Insurance
     Flash shall provide policies of:
     Worker's Compensation Insurance covering all of its Employees.


     Commercial Liability Insurance, including Broad form Contractual Liability, name District as additional insured, in force during all Flash's use of the premises of Mesa College, with limits of liabilit of at least $3,000,000 personal injury and $1,000,000 property damage.


     Automobile Liability: The San Diego Flash will provide proof of insurance of any vehicle that is owned, rented or leased by the Flash that is used during game-day operations.

     Flash shall insure to its own benefit all property brought to the premises and shall waive all liability of District for any damages to its property. All such policies shall contain a Waiver of Subrogation to the benefit of District.

8.   Hold Harmless

     Excepting the Services described in paragraph 5 of this supplemental agreement, District offers the premises at Mesa in an "as is" condition and Flash accepts all risks of loss arising from its use. Flash agrees to save and hold harmless District, its Trustees and employees, for any loss liability, cost or other damage, arising from any claim or allegation
     of  injury  or death  to any  person, including   employees  of  the  Flash
     find  District,   student,  or spectators  or; from any claims of damage t
     property; which either directly or indirectly arise from Flash's use of the premises.


      /s/ Terry D. Davis      11/4/98         /s/ Yan K. Skwara        11/4/98
      --------------------------------       ----------------------------------
      For Community             Date          For the San Diego       Date
      College District                        Flash



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APPLICATION FOR USE OF COLLEGE DISTRICT PROPERTY  DISTRIBUTION
Prepare two copy set Original to campus office shown at left.Copy for your file.
                                                                FOR CAMPUS
The San Diego Flash Professional Soccer                         COORDINATION
Represented by Yan K. Skwara, President/General Manager         Master Calendar
1940 Garnet Avenue, Suite 303, San Diego, CA 92109
Telephone 581-2120 Fax 581,9419                                 Instructional
Hereby applies for permit to use Mesa Stadium                   Student Affairs
for the purpose of Flash Soccer Games                           Security
for the below-listed dates and times:                           Plant Supervisor
                                                                Food Services
                                                                -------------


 Date                   Hours                                   Yes         No
 ----                   -----                                   ---         --
April-October 1998  Open     Close
Four (4) hour use per da             Admission will be charged  [X]        [  ]
                                     Funds will be solicited    [ ]        [  ]
                                     Other considerations       [ ]        [  ]
                                       Specify:    See attached agreement.
                                     Special services/equipment requested:
                                                  See attached agreement.

I, the undersigned, state that the property for which application for use is herein made will not be used for the commission of any act prohibited by law. Further, I and the organization named herein agree to hold harmless the District, its employees/officials, from all claims for damages or injuries arising from use of any property granted under this application; to fulfill the conditions and to observe the rules listed below.
(1) Royalty  payments under U.S. copyright  law shall be paid by the  permittee.
(2) No activity shall be allowed which degrades the race, religion, nationality, color, sex, age, or handicap of any person.
(3) No smoking shall be permitted,  except as otherwise posted.
(4) No selling or vending of any article shall be permitted.
(5) No food or confections may be served in any auditoriums.
(6) No alcoholic beverages may be on District property at any time, except in connection with a course of instruction sponsored by the District.
(7) No  furniture or equipment may be moved, except under District  supervision.
(8) The permittee is responsible for the care and protection of the property in their charge.
(9) No religious doctrine may be taught or practiced, except as specified in the permit.
I certify or declare under penalty of perjury that the foregoing is true and correct.
Signature
---------------------------------------------------------------
Date 11/4/98

SDCCD Form 7325.2    10/84




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PERMIT FOR USE OF COLLEGE DISTRICT PROPERTY

The San Diego Flash Professional Soccer is permitted use of San Diego Mesa College Stadium pursuant to California Education Code and San Diego Community
College District (SDCCD) POLICY 7325 during the times and for the purposes specified below; subject to the terms and conditions contained herein and in the APPLICATION FOR USE OF DISTRICT PROPERTY incorporated herein by reference.


         Hours                    Category of Use:                   Fair Rental
Date    Open    Close   Room        (see sdccd POLICY 7325)

April-October 1998. Based on      Charges each day for property:           $1450
four (4) hours use per day.
                                  Charges each day for custodian: Included above

                                  Charges each day for College Police:  Included
                                                                           above
                                  Charges each day for equipment: Included above

                                  Other (Locker room (upstairs)
                                         half-time Rooms Soccer            None
                                         Goals)

COMMENTS:  There is  a written a greement outlining the terms and  conditions of this use permit. This covers an estimated twenty (20) games at Mesa College during 1998.

                                        Total charges each day             $1450

TOTAL CHARGES TO PERMITTEE UNDER THIS PERMIT-(Estimate based on 20 games)$29,000

Terms of Payment:
$1450 paid not later than one week prior to each game, and Received ___________

_______________ paid not later than ______________________ Received ____________

The primary use of College District property is to support educational programs of the District. This permit is issued subject to the proviso that the District reserves the right to unilaterally change or revoke the permit in part or in its entirety without notice should permits be issued for conflicting dates or should the property be needed for any District purposes whatsoever.

Any violation or infraction of the conditions of this permit by the permittoe will constitute sufficient cause for tile District to take whatever action against the permittee and the organization in which name the permit was applied for. Such action may include, but iS not limited to, the immediate cancellation of this permit and disapproval of future applications to use District property.

FOR THE SAN DIEGO COMMUNITY COLLEGE DISTRICT

/s/ Terry D. Davis  Terry D. Davis, Business Manager             11/2/98
--------------------------------------------------------------------------------
Signature            Name (typed)         Title                    Date


DISTRIBUTION:
Prepare two-copy set-
Original to permittee
Attach copy to application file in issuing  office
(District record copy)

SDCCD Form 7325.2a 1/97


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